UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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AMERIGROUP Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 4, 2005
Dear Stockholder:
      You are cordially invited to attend AMERIGROUP Corporation’s annual meeting of stockholders, which will be held on May 11, 2005 at 10:00 a.m., Eastern Time, in the lobby of the AMERIGROUP National Support Center located at 5832 Midtowne Way, Virginia Beach, Virginia 23464. After the formal business session, there will be a report on the state of the Company and a brief question and answer session.
      The attached notice and proxy statement describes the items of business to be transacted at the annual meeting. Your vote is important, regardless of the number of shares you own. I urge you to vote now, even if you plan to attend the annual meeting. Please follow the instructions on the enclosed proxy card.
      Remember, you can always vote in person at the annual meeting, even if you have voted by proxy, if you are a stockholder of record or have a legal proxy from a stockholder of record. Thank you for your interest in our Company.

Sincerely,

AMERIGROUP Corporation

Jeffrey L. McWaters
Chairman and Chief Executive Officer

4425 Corporation Lane
Virginia Beach, VA 23462
PROXY STATEMENT AND
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Wednesday, May 11, 2005
       The annual meeting of stockholders of AMERIGROUP Corporation will be held in the lobby of the AMERIGROUP National Support Center, 5832 Midtowne Way, Virginia Beach, Virginia 23464 on Wednesday, May 11, 2005 at 10:00 a.m., Eastern Time. Doors to the meeting will open at 9:30 a.m. The annual meeting will be held for the following purposes:

1. To elect two Directors to the Board of Directors, each for a three-year term ending in 2008;

2. To ratify the appointment by the Board of Directors of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2005;

3. To approve the 2005 Equity Incentive Plan; and

4. To transact such other business that may properly be brought before the meeting or any adjournment or postponement thereof.
      Notice of the annual meeting has been sent to all holders of record of AMERIGROUP Corporation’s common stock at the close of business on March 28, 2005. All holders of record as of March 28, 2005 will be entitled to attend and vote at the meeting.
      A copy of our 2004 Annual Report is being mailed together with this proxy material. We make available free of charge on or through our website at www.amerigroupcorp.com our Annual Report on Form 10-K. Information on our website is not incorporated into this proxy statement or our other securities filings and is not a part of these filings. Any stockholder who desires additional copies may obtain one without charge by sending a request to the Company, c/o Investor Relations, AMERIGROUP Corporation, 4425 Corporation Lane, Virginia Beach, VA 23462.

By Order of the Board of Directors,

Stanley F. Baldwin
Executive Vice President,
General Counsel and Secretary
Virginia Beach, Virginia
April 4, 2005

ANNUAL MEETING OF STOCKHOLDERS
May 11, 2005
PROXY STATEMENT
GENERAL INFORMATION
      This proxy statement has been sent to you to solicit your vote at the annual meeting of stockholders of AMERIGROUP Corporation to be held in the lobby of the AMERIGROUP National Support Center, 5832 Midtowne Way, Virginia Beach, Virginia 23464 on Wednesday, May 11, 2005 at 10:00 a.m., Eastern Time, or any adjournment or postponement thereof, for the purposes set forth in the accompanying notice. Our Board of Directors is soliciting the accompanying form of proxy and urges you to sign the proxy card, fill in the date and return it immediately. The prompt cooperation of stockholders is necessary in order to ensure a quorum and to avoid expense and delay. References in this proxy statement to “the Company,” “we,” “us” and “our” refer to AMERIGROUP Corporation.
      Notice of the annual meeting has been sent to all stockholders of record of our common stock who held such shares of stock at the close of business on March 28, 2005. You may vote your shares if you were a stockholder of record of our common stock on that date. Each share is entitled to one vote at the meeting. At the close of business on March 28, 2005, there were 51,157,793 outstanding shares of our common stock, par value $0.01 per share. The presence, in person or by properly executed proxy, of the holders of a majority of the shares outstanding is necessary to constitute a quorum at the annual meeting. Directors are elected by a plurality of the votes cast, and the two nominees who receive the greatest number of votes cast for election of Directors at the annual meeting will be elected. The approval of the 2005 Equity Incentive Plan and the ratification of appointment of the Company’s independent registered public accounting firm requires the affirmative vote of the holders of a majority of all shares present and entitled to vote (provided, in the case of approval of the 2005 Equity Incentive Plan, that the total vote cast represents more than 50% in voting power of all shares entitled to vote on the proposal).
      Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum. In the election of Directors, broker non-votes will be disregarded and have no effect on the outcome of the vote. With respect to the approval of the 2005 Equity Incentive Plan and ratification of the appointment of the independent registered public accounting firm, abstentions from voting will have the same effect as voting against such matter and broker non-votes will be disregarded and have no effect on the outcome of the vote.
      This proxy statement and the accompanying proxy materials are being mailed to stockholders on or about April 4, 2005.
      All holders of record of our common stock as of the close of business on March 28, 2005 will be entitled to attend and vote at the meeting. You may vote your shares either by proxy or in person, as follows:

•	By Proxy: You can vote by completing, signing and dating the enclosed proxy card and returning it by mail in the postage paid envelope provided. The instructions for voting are contained on the enclosed proxy card. The individuals named on the card are your proxies. They will vote your shares as you indicate. If you sign your card without indicating how you wish to vote, all of your shares will be voted:

•	FOR all of the nominees for Director;

•	FOR ratification of the appointment of KPMG LLP as our independent registered public accounting firm to serve for the 2005 fiscal year;

•	FOR approval of the 2005 Equity Incentive Plan; and

•	At the discretion of your proxies, on any other matters that may be properly brought before the annual meeting.

•	In Person: You may attend the annual meeting and vote in person.
      You may revoke your proxy before it is voted at the meeting by either (i) filing a written notice of revocation, dated after the proxy date, with American Stock Transfer & Trust Company, in its capacity as our transfer agent or (ii) by sending to American Stock Transfer & Trust Company a later-dated proxy for the same shares of common stock. You may also revoke your proxy by attending the annual meeting and voting in person at the annual meeting. The mailing address for American Stock Transfer & Trust Company is 59 Maiden Lane, New York, NY 10038.
      If your shares are registered differently and are in more than one account, you will receive more than one proxy card. To ensure that all your shares are voted, please sign and return all proxy cards. We encourage you to have all accounts registered in the same name and address whenever possible. You can accomplish this by contacting our transfer agent, American Stock Transfer & Trust Company, at (800) 937-5449.
      All expenses of soliciting proxies, including clerical work, printing and postage, will be paid for by the Company. Such solicitation will be made by mail and may also be made by Directors, officers and employees of the Company personally or by telephone, facsimile or other electronic means, without additional compensation. The Company will also reimburse brokers and other persons holding shares in their names or in the names of nominees for their reasonable expenses incurred in sending material to principals and obtaining their proxies. The Company has retained Morrow & Co., Inc. to aid in the solicitation of proxies. It is estimated that the fee for Morrow & Co., Inc. will be approximately $5,000, plus reasonable out-of-pocket costs and expenses. Such fees will be paid by the Company.

CORPORATE GOVERNANCE
      AMERIGROUP Corporation maintains a corporate governance page on its website which includes key information about its corporate governance initiatives, including the Company’s Corporate Governance Principles, the Code of Business Conduct and Ethics and charters for certain of the committees of the Board of Directors. The corporate governance page can be found at www.amerigroupcorp.com, by clicking on “Investors,” and then clicking on “Corporate Governance.”
      The Company’s policies and practices reflect corporate governance initiatives that are compliant with the listing requirements of the New York Stock Exchange (the “NYSE”) and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including the following:

•	The Board of Directors has adopted corporate governance principles;

•	A majority of the Board members are independent of the Company and its management;

•	All members of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee (the “Nominating/Governance Committee”) are independent within the meaning of the NYSE Director independence standards;

•	The independent members of the Board of Directors meet regularly without the presence of management;

•	The Company has a clear code of business conduct and ethics that is administered by its Compliance Officer and is posted on its intranet site and corporate website;

•	The charter of each of the Board’s committees clearly establishes their respective roles and responsibilities;

•	The Company has a Compliance Officer as well as an anonymous hotline available to all employees by telephone or e-mail, and the Company’s Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal controls or auditing matters;

•	The Company has adopted a code of ethics that applies to its executive officers and finance executives;

•	The Company’s internal audit control function maintains critical oversight over the key areas of its business and financial processes and controls and reports directly to the Audit Committee; and

•	The Company has a procedure by which stockholders can communicate directly with members of the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth the beneficial ownership of our common stock as of February 28, 2005, by (i) each named executive officer listed in the Summary Compensation Table, (ii) each of our Directors, (iii) all Directors and executive officers as a group, and (iv) stockholders holding 5% or more of our outstanding common stock based on information previously provided to the Company by such beneficial owners. All share amounts reflect the Company’s two-for-one stock split which became effective on January 18, 2005.
      Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”), which generally attributes beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities, including shares of common stock issuable upon the exercise of vested stock options or warrants that are immediately exercisable or exercisable within 60 days. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws. Percentage ownership calculations are based on 50,643,770 shares outstanding as of February 28, 2005.

	Number of
Name	Shares	Percent

Jeffrey L. McWaters(1)(2)	845,034	1.6%
Thomas E. Capps(3)	—	—
Jeffrey B. Child(1)(4)	33,333	*
William J. McBride(1)(4)	90,000	*
Uwe E. Reinhardt, Ph.D.(4)(5)	80,000	*
Richard D. Shirk(1)(6)	84,000	*
Baron Capital Group, Inc.(7)	5,541,800	10.9%
Wasatch Advisors, Inc.(8)	3,252,050	6.4%
FMR Corp.(9)	3,242,440	6.4%
James G. Carlson(1)(10)	450,250	*
Lorenzo Childress, Jr., M.D.(1)(4)(11)	29,000	*
Richard C. Zoretic(1)(4)	83,750	*
Stanley F. Baldwin(1)(12)	86,543	*
All executive officers and Directors as a group (18 persons)	2,219,836	4.2%

*	Represents beneficial ownership of less than one percent.

(1)	The address for this person is c/o AMERIGROUP Corporation, 4425 Corporation Lane, Virginia Beach, VA 23462.

(2)	Includes options to purchase 701,478 shares of our common stock.

(3)	Mr. Capps’ address is c/o Dominion Resources, Inc., 100 Tredegar Street, Richmond, VA 23219.

(4)	Includes options only.

(5)	Dr. Reinhardt’s address is 351 Wallace Hall, Princeton University, Princeton, NJ 08554.

(6)	Includes options to purchase 80,000 shares of common stock.

(7)	Represents shares of our common stock owned by Baron Capital Group, Inc. (“Baron”) as of December 31, 2004, as derived solely from information reported in a Schedule 13G under the Securities Exchange Act of 1934, (the “Exchange Act”), filed with the SEC on February 15, 2005. The principal business address for Baron is 767 Fifth Avenue, New York, NY 10153.

(8)	Represents shares of our common stock owned by Wasatch Advisors, Inc. (“Wasatch”) as of December 31, 2004, as derived solely from information reported in a Schedule 13G under the Exchange

Act, filed with the SEC on February 14, 2005. The principal business address for Wasatch is 150 Social Hall Avenue, Salt Lake City, UT 84111.

(9)	Represents shares of our common stock owned by FMR Corp. (“FMR”) as of December 31, 2004, as derived solely from information reported in a Schedule 13G under the Exchange Act, filed with the SEC on February 14, 2005. The principal business address for FMR is 82 Devonshire Street, Boston, MA 02109.

(10)	Includes options to purchase 450,000 shares of our common stock.

(11)	Dr. Childress resigned as an executive officer of the Company effective February 11, 2005 but remained on the payroll through April 1, 2005.

(12)	Includes options to purchase 57,143 shares of our common stock.
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Exchange Act requires our executive officers and Directors and persons who own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC and the NYSE. Executive officers, Directors and greater than ten percent stockholders are required by SEC regulation to furnish to us copies of all Section 16(a) forms they file. Based solely on a review of the copies of Section 16(a) forms furnished to us and written representations from certain reporting persons that no other filings were required for those persons, we believe that all the Section 16(a) filing requirements applicable to our executive officers, Directors and greater than ten percent stockholders were complied with for year 2004, except for the following: (i) each of James G. Carlson, Sherri E. Lee and Kathleen K. Toth did not timely report on Form 4 shares purchased through the Employee Stock Purchase Plan on December 31, 2004. They each filed a Form 4, relating to such shares, on January 12, 2005; and (ii) Jeffrey L. McWaters did not timely report on Form 4 options exercised on October 27, 2004 and October 29, 2004. A Form 4, relating to such shares, was filed on November 2, 2004.

PROPOSAL #1:
ELECTION OF DIRECTORS
      The Company’s Board of Directors currently has six members, only one of whom, Mr. McWaters, the Chairman of the Board and Chief Executive Officer, is an employee of the Company.
      The Company’s Amended and Restated Certificate of Incorporation provides for a Board of Directors divided into three classes, as nearly equal in number as the then total number of Directors constituting the entire Board permits, with the term of office of one class expiring each year at the annual meeting. Each class of Directors is elected for a term of three years, except in the case of elections to fill vacancies or newly appointed Directorships.
      Two Directors will be elected at the annual meeting to serve until the annual meeting of stockholders in 2008 and until the election and qualification of their successors, or their earlier death, resignation or removal. Unless otherwise indicated on any proxy, the Board of Directors intends to vote the shares represented by proxies received by the Board for each of the nominees, whose biographical information appears in the section immediately following. Each of the nominees is now serving as a Director of the Company. Both nominees have consented to serve if elected. However, if at the time of the meeting any nominee is unable or unwilling to serve, the proxies will be voted for such other person as the Board of Directors may designate.
Vote Required
      Directors will be elected by a plurality of the votes cast. The Board of Directors unanimously recommends that you vote FOR the election to the Board of Directors of each of the two nominees identified below.

Nominees For Director (Terms to expire in 2008)

Jeffrey B. Child	Mr. Child, age 45, has been one of our Directors since 2003. Since July 2004, Mr. Child has served as the Chief Financial Officer of a family office of an unaffiliated third party. From February 1989 through June 2003, Mr. Child served as a Managing Director, U.S. equity capital markets at Banc of America Securities LLC, where he was responsible for its public equity underwriting business in the United States. Prior to that, he served as Managing Director of the Banc of America Securities’ healthcare group. In that position, he managed business solicitation, structuring and execution activities for the sector. He also co-chaired Banc of America Securities’ Equity Commitment Committee.

Richard D. Shirk	Mr. Shirk, age 59, has been one of our Directors since 2002. Mr. Shirk has been retired since April 2002. Prior to that, Mr. Shirk served as Chairman and Chief Executive Officer of Cerulean Companies and as President and Chief Executive Officer of its wholly-owned subsidiary, Blue Cross and Blue Shield of Georgia. He has also held senior executive positions with Cigna Healthcare, EQUICOR — Equitable HCA Corporation and The Equitable. In addition, Mr. Shirk serves on the Board of Directors of the SSgA funds, the Healthcare Georgia Foundation and a number of privately held companies. He is also on the Board of Trustees of Gettysburg College.

Directors Continuing in Office

Thomas E. Capps	Mr. Capps, age 69, has been one of our Directors since April 5, 2004. Mr. Capps is and has been for the past five years Chairman and Chief Executive Officer of Dominion Resources, Inc. He is Chairman and a Director of Virginia Electric and Power Company and Consolidated Natural Gas Company, both wholly owned subsidiaries of Dominion Resources, Inc. His term as Director expires in 2006.

William J. McBride	Mr. McBride, age 60, has been one of our Directors since 1995. Mr. McBride has been retired since 1995. Prior to that, Mr. McBride was President, Chief Operating Officer and a Director of Value Health, Inc. and President and Chief Executive Officer of CIGNA Healthplans, Inc. Mr. McBride also serves on the Board of Directors of VistaCare, Inc., Magellan Health Services, Inc. and a number of privately held companies. His term as Director expires in 2006.

Jeffrey L. McWaters	Mr. McWaters, age 48, has been our Chairman of the Board of Directors and Chief Executive Officer since he founded our Company in December 1994. From 1991 to 1994, Mr. McWaters served as President and Chief Executive Officer of Options Mental Health, a national managed behavioral healthcare company and prior to that in various senior-operating positions with EQUICOR — Equitable HCA Corporation and CIGNA HealthCare. Mr. McWaters is Vice Rector of the Board of Visitors of the College of William and Mary, a Director of America’s Health Insurance Plans and a member of the NYSE Listed Companies Advisory Board. His term as Director expires in 2007.

Uwe E. Reinhardt, Ph.D.	Dr. Reinhardt, age 67, has been one of our Directors since 2002. He is the James Madison Professor of Political Economy and Public Affairs of Princeton University, a Trustee of Duke University and of its Duke University Health System, a Trustee of the H&Q Healthcare Investors and H&Q Life Sciences Investors, and a member of the Editorial Board of the Journal of the American Medical Association, Health Affairs and several other journals. Dr. Reinhardt serves on the Board of Boston Scientific Corporation and Triad Hospitals, Inc. He is a Commissioner on the Henry J. Kaiser Family Foundation’s Commission on Medicaid and the Uninsured. Until 2002, he had served for five years on the Center for Health Care Strategies, a non-profit think tank focused on improving managed-care techniques for the Medicaid and SCHIP populations. His term as Director expires in 2007.

Information About the Board of Directors and its Committees
      The Board of Directors met seven times in 2004. There were six Regular Board meetings and one Special Board meeting. No incumbent Director attended less than 75% of the aggregate of all meetings of the Board of Directors and any committees of the Board on which he served, if any, during his tenure as a Director in 2004. Directors are encouraged to attend the annual meeting of stockholders and an in-person meeting of the Board is scheduled in conjunction with the annual meeting. All of the current Directors attended the last annual meeting of stockholders.
      None of the current Directors, except the Chairman and Chief Executive Officer, Mr. McWaters, has any other relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) other than as a Director or stockholder of the Company. On this basis, the Board has determined that each of the current Directors, except for Mr. McWaters, is independent within the meaning of the NYSE’s Director independence standards.
      The Board has established a process to receive communications from stockholders and other interested parties. Stockholders and other interested parties may contact any member or all members of the Board, the non-management Directors as a group or any Board committee or any chair of any such committee by mail or electronically. To communicate with the Board of Directors, any individual Directors or any group of Directors or Board committee or chair of such committee, correspondence should be addressed to the Board of Directors or any such individual Directors or group of Directors or Board committee or chair of such committee by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at AMERIGROUP Corporation, 4425 Corporation Lane, Virginia Beach, VA 23462. All communications received will be opened by the office of the Corporate Secretary for the sole purpose of determining whether the contents represent a message to our Directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of Directors, the Corporate Secretary’s office will make sufficient copies of the contents to send to each Director who is a member of the group or committee to which the envelope or e-mail is addressed. Members of the Board may be contacted electronically by sending an e-mail to corpbod@amerigroupcorp.com. The e-mail should indicate whether it is directed to the Board as a whole or to a specific Director or Committee chair.
      The non-management Directors meet in executive sessions periodically. Executive sessions are currently scheduled to be held on the day prior to each of the four in-person meetings of the Board. At the first executive session of the year, the non-management Directors select a Director to preside at all executive sessions to be held that year. On February 9, 2005, the non-management Directors selected Richard D. Shirk to preside at all executive sessions to be held in 2005.
      The Board is responsible for selecting the nominees for election to the Board. It is the responsibility of the Nominating/ Governance Committee to develop selection criteria for Board membership and to review and consider prospective Board candidates.
      The Nominating/ Governance Committee will consider Director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating/ Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Committee’s evaluation process does not vary based on whether a candidate is recommended by a stockholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating/ Governance Committee, a stockholder must submit the recommendation in writing and must include the following information:

•	The name of the stockholder and evidence of the person’s ownership of our common stock, including the number of shares owned and the length of time of ownership; and

•	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Director of the Company and the person’s consent to be named as a Director if selected by the Nominating/ Governance Committee and nominated by the Board.

      The stockholder recommendation and information described above must be sent to the Corporate Secretary at AMERIGROUP Corporation, 4425 Corporation Lane, Virginia Beach, VA 23462 and must be received by the Corporate Secretary not less than 120 days prior to the anniversary date of the Company’s most recently held annual meeting of stockholders.
Committees of the Board
      The Board of Directors has three standing committees: Nominating/ Governance Committee, the Audit Committee and the Compensation Committee. Each committee is governed by a charter, a current copy of which is available on our corporate website at www.amerigroupcorp.com under the headings “Investors/ Corporate Governance/ Committee Charters.” A copy of each charter is also available in print to stockholders upon request, addressed to the Corporate Secretary at AMERIGROUP Corporation, 4425 Corporation Lane, Virginia Beach, VA 23462.
Nominating/ Governance Committee
      The Company has a Nominating/ Governance Committee. The members of the Nominating/ Governance Committee are Uwe E. Reinhardt, Ph.D., Richard D. Shirk, Jeffrey B. Child and Thomas E. Capps, with Dr. Reinhardt serving as the Chairperson, each of whom is an independent Director within the meaning of the NYSE Director independence standards. The Nominating/ Governance Committee met three times during 2004.
      The functions of the Nominating/ Governance Committee include the following:

•	identifying and recommending to the Board individuals qualified to serve as Directors of the Company;

•	recommending to the Board the Directors to serve on committees of the Board;

•	advising the Board with respect to matters of Board composition, procedures and committees;

•	developing and recommending to the Board a set of corporate governance principles applicable to the Company and overseeing corporate governance matters generally; and

•	overseeing the annual evaluation of the Board and the Company’s management.
      The Nominating/ Governance Committee believes that the minimum qualifications for serving as a Director of the Company are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Company and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating/ Governance Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Company. The Nominating/ Governance Committee also seeks to have the Board represent a diversity of backgrounds, experience and skills.
      The Nominating/ Governance Committee identifies potential nominees by asking current Directors and executive officers to notify the Committee if they are aware of persons, meeting the criteria described above, who might be available to serve on the Board. The Nominating/ Governance Committee also, from time-to-time, may engage firms that specialize in identifying Director candidates. As described above under “Information About the Board of Directors and its Committees,” the Committee will also consider candidates recommended by stockholders.
      Once a person has been identified by the Nominating/ Governance Committee as a potential candidate, the Committee collects and reviews available information regarding the person to assess whether the person should be considered further. If the Nominating/ Governance Committee determines that the candidate warrants further consideration, the Chairperson or another member of the Committee contacts the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating/ Governance Committee requests information from the candidate, reviews the person’s accomplishments and qualifications, including in light of any other candidates that the Committee might be considering, and conducts one or more interviews with the candidate. In certain instances, Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments.
The Audit Committee
      The members of the Audit Committee are William J. McBride, Richard D. Shirk and Jeffrey B. Child, with Mr. McBride serving as the Chairperson, each of whom is an independent Director within the meaning of the NYSE Director independence standards. Based on his business experience previously described on page 7 of this proxy statement, the Board of Directors has determined that Mr. McBride is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K under the Securities Act of 1933. The Audit Committee met seven times in 2004.
      Management is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. KPMG LLP, as an independent registered public accounting firm for the Company, is responsible for performing an independent audit of our consolidated financial statements and of the Company’s internal control over financial reporting and issuing a report thereon, in accordance with standards established by the Public Company Accounting Oversight Board (PCAOB). The Audit Committee is responsible for reviewing the financial information which will be provided to stockholders and others, the systems of internal controls, which management and the Board of Directors have established, the performance and selection of an independent registered public accounting firm, and the Company’s audit and financial reporting processes.
      The Audit Committee approves the scope of audits and other services to be performed by the Company’s independent registered public accounting firm and internal auditors; considers whether the performance of any professional service by the independent registered public accounting firm other than services provided in connection with the audit function could impair the independence of the outside independent registered public accounting firm, reviews the results of internal and external audits, the accounting principles applied in financial reporting, and financial and operational controls; and reviews management’s discussion and analysis and interim audited financial statements each quarter before the Company files its quarterly reports on Form  10-Q and annual report on Form 10-K with the SEC.
The Audit Committee Report
      The Audit Committee has reviewed management’s discussion and analysis included in the Company’s annual report on Form 10-K and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2004.
      At its meeting on February 9, 2005, the Audit Committee discussed with the Company’s independent registered public accounting firm, KPMG LLP, the matters required to be discussed under the PCAOB standards, SEC rules and by Statement on Auditing Standards (SAS) No. 61 Communication with Audit Committees, as amended by SAS No. 90 Audit Committee Communications.
      The Audit Committee received and reviewed the written disclosures from KPMG LLP, the independent registered public accounting firm, as required by NYSE listing standards, and has discussed with the independent registered public accounting firm their independence. The Audit Committee considered whether the provision of non-financial audit services was compatible with KPMG LLP’s independence in performing audit services.

      Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company’s annual report on Form 10-K for the year ended December 31, 2004, which was filed with the SEC on March 9, 2005.

Members of the Audit Committee:

William J. McBride (Chairperson)
Jeffrey B. Child
Richard D. Shirk
The Compensation Committee
      The members of the Compensation Committee are Richard D. Shirk, William J. McBride and Thomas E. Capps, with Mr. Shirk serving as the Chairperson, each of whom is an independent Director within the meaning of the NYSE Director independence standards. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors or our Compensation Committee. This Committee met seven times in 2004.
      The Compensation Committee considers management proposals relating to compensation, reviews and makes recommendations to the Board of Directors with respect to compensation and benefit issues, and administers the terms of performance-based compensation of the key officers of the Company including the Named Executive Officers listed in the Summary Compensation Table within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee utilizes independent compensation consultants to provide expert advice regarding executive compensation, including new trends and compensation proposals presented by management.
Compensation of Directors
      Directors who are officers or employees of the Company receive no compensation for service as a member of the Board of Directors. In 2004, Directors who were not officers or employees of the Company received a quarterly retainer of $5,000, payable in arrears, and $2,500 for each Regular Board meeting they attended in person. Directors were not compensated for participating in Special or Regular Board meetings by conference call, unless an exception was granted by the Chairman of the Board of Directors. Each Committee Chairman received an additional retainer of $1,000 per quarter in arrears. Directors received $500 for each Committee meeting they attended in person which was held on the same day as a Board meeting. Directors received $1,000 for each Committee meeting they attended in person which was held on a day other than the same day as a Board meeting. Directors received $500 for participating in Committee meetings held via conference call.
      In May 2004, the Company granted to each of Thomas E. Capps and Uwe E. Reinhardt, Ph.D. options to purchase 26,000 shares of the Company’s common stock under our 2003 Equity Incentive Plan at an exercise price of $19.96 per share which shall become fully vested on May 11, 2005. On April 5, 2004, Mr. Capps was elected to serve a three-year term that expires in 2007. On May 12, 2004, Dr. Reinhardt was re-elected to serve a three-year term that expires in 2007.
      Effective January 1, 2005, Directors who are not officers or employees of the Company receive a quarterly retainer, payable in arrears, of $7,000 and $2,500 for each Regular Board meeting they attend in person. Directors are not compensated for participating in Special or Regular Board meetings by conference call, unless an exception is granted by the Chairman of the Board of Directors. Each Committee Chairman receives an additional retainer of $8,000, payable $2,000 per quarter, in arrears. Fees no longer will be paid for attendance at Committee meetings, either in person or telephonic. In lieu thereof, Directors will receive an additional annual retainer of $8,000, payable $2,000 per quarter in arrears, for each Committee on which a Director serves. Individuals who have served as Directors for the prior three-year period will receive an annual option grant covering 16,000 shares of our common stock (subject to availability of shares under our equity compensation plans). Directors who have served for less than three years will receive an annual option grant covering 26,000 shares of our common stock until they have served three years, after which time the annual option grants will cover 16,000 shares (all subject to availability of shares under our equity compensation plans). Each option grant will vest on the first anniversary of the date of grant.

Executive Officer Compensation
      The table below sets forth a summary of the compensation the Company paid for the last three fiscal years to the Chief Executive Officer and to the four additional most highly compensated persons serving as executive officers (collectively with the Chief Executive Officer, the “Named Executive Officers”) at the end of the last fiscal year. All share amounts reflect the Company’s two-for-one stock split which became effective on January 18, 2005.
Summary Compensation Table

						Long-Term
						Compensation
		Annual Compensation
						Securities
				Other Annual		Underlying	All Other
		Salary	Bonus	Compensation		Options	Compensation
Name and Principal Position	Year	($)	($)(3)	($)		(#)	($)(7)

Jeffrey L. McWaters	2004	655,318	1,352,259	—		200,000	2,260
Chairman and Chief	2003	612,462	1,225,181	—		200,000	852
Executive Officer	2002	560,083	1,350,000	—		200,000	1,000
James G. Carlson	2004	503,683	616,667	—		100,000	2,375
President and Chief	2003	301,442	416,667	6,128	(4)	600,000	500
Operating Officer	2002	—	—	—		—	—
Lorenzo Childress, Jr., M.D.(1)(2)	2004	343,605	365,266	—		60,000	1,394
Executive Vice President and	2003	321,134	355,266	—		90,000	856
Chief Medical Officer	2002	306,901	250,000	—		40,000	1,295
Richard C. Zoretic	2004	307,512	246,000	19,337	(5)	60,000	1,000
Executive Vice President and	2003	68,038	233,080	9,715	(6)	100,000	—
Chief Marketing Officer	2002	—	—	—		—	—
Stanley F. Baldwin	2004	277,855	268,080	—		40,000	1,278
Executive Vice President,	2003	259,684	208,080	—		36,000	752
General Counsel and Secretary	2002	250,523	190,000	—		48,000	1,214

(1)	Dr. Childress resigned from the Company effective February 11, 2005 but remained on the payroll through April 1, 2005.

(2)	Because Dr. Childress resigned as an executive officer on February 11, 2005, he will not be entitled to receive any amounts attributable to the 2006 and 2007 LTI Awards.

(3)	For 2004, the bonus figure includes amounts earned for 2004 but which will not be paid until 2007 (provided the executive remains employed) (the “2007 LTI Award”). These deferred amounts are $252,259 for Mr. McWaters, $116,667 for Mr. Carlson, $90,266 for Dr. Childress, $54,000 for Mr. Zoretic and $38,080 for Mr. Baldwin. A portion of each of these amounts ($148,181 for Mr. McWaters, $66,667 for Mr. Carlson, $60,266 for Dr. Childress, $18,080 for Mr. Zoretic and $18,080 for Mr. Baldwin) is attributable to the 2007 LTI Award that is more fully described below as part of the Compensation Committee’s report on executive compensation. The remaining amounts ($104,078 for Mr. McWaters, $50,000 for Mr. Carlson, $30,000 for Dr. Childress, $35,920 for Mr. Zoretic and $20,000 for Mr. Baldwin) were granted as enhancements to the 2007 LTI Award. During 2004 additional amounts were awarded that will be paid in 2006 (assuming continued employment) under the long-term incentive component of the Chairman’s Bonus Plan (the “2006 LTI Award”). These deferred amounts are $148,181 for Mr. McWaters, $66,667 for Mr. Carlson, $60,266 for Dr. Childress, $18,080 for Mr. Zoretic and $18,080 for Mr. Baldwin. The payment of these amounts, if any, will be reflected as long-term incentive plan payouts in the year of payment.

(4)	Compensation of $4,155 for relocation and $1,973 for payment of taxes.

(5)	Compensation of $13,110 for relocation and $6,227 for payment of taxes.

(6)	Compensation of $6,587 for relocation and $3,128 for payment of taxes.

(7)	For 2004, compensation for corporate matching funds for the Company’s 401(k) retirement plan of $1,000 each for Mr. McWaters, Mr. Carlson, Dr. Childress, Mr. Zoretic and Mr. Baldwin. The remainder (if any) is for life insurance premiums.
      The following table sets forth information concerning individual grants of stock options made during 2004 to the Named Executive Officers.
Option Grants in Last Fiscal Year(1)

					Potential Realizable
					Value at Assumed
	Number of	Percent of			Annual Rates of Stock
	Securities	Total Options			Price Appreciation for
	Underlying	Granted to	Exercise		Option Term(3)
	Options	Employees in	Price	Expiration
Name	Granted	Fiscal Year	($/Share)	Date	5%($)	10%($)

Jeffrey L. McWaters(2)	200,000	13.0%	$18.54	02/10/14	2,331,941	5,909,597
James G. Carlson(2)	100,000	6.5%	$18.54	02/10/14	1,165,971	2,954,799
Lorenzo Childress, Jr., M.D.(2)	60,000	3.9%	$18.54	02/10/14	699,582	1,772,879
Richard C. Zoretic(2)	60,000	3.9%	$18.54	02/10/14	699,582	1,772,879
Stanley F. Baldwin(2)	40,000	2.6%	$18.54	02/10/14	466,388	1,181,919

(1)	No stock appreciation rights were granted to the Named Executive Officers during 2004.

(2)	The options were granted on February 11, 2004. Options covering 25% of the shares were vested on the date of grant. Another 6.25% of the options vested on April 1, 2004, and the remaining options vest in 6.25% increments each quarter thereafter, such that the options shall become fully vested on January 1, 2007.

(3)	Calculated based on the fair market value at the date of grant, which is equal to the exercise price. The amounts shown in these columns are the potential realizable value of options granted at assumed rates of stock price appreciation (5% and 10%) specified by the SEC, and have not been discounted to reflect the present value of such amounts. The assumed rates of stock price appreciation are not intended to forecast the future appreciation of our common stock.
      The following table sets forth information concerning the exercise of stock options during 2004 by the Named Executive Officers.
Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values(1)

			Number of Securities		Value of In-the-Money
	Number of		Underlying Unexercised		Options at Fiscal Year-End
	Shares	Value	Options at Fiscal Year-End		($)(3)
	Acquired	Realized
Name	on Exercise	($)(2)	Exercisable	Unexercisable	Exercisable	Unexercisable

Jeffrey L. McWaters	552,250	12,770,169	440,164	247,502	11,031,174	5,813,736
James G. Carlson	—	—	343,750	356,250	7,503,938	7,745,063
Lorenzo Childress, Jr., M.D.	—	—	152,000	68,000	3,828,885	1,526,015
Richard C. Zoretic	—	—	57,500	102,500	979,800	1,692,600
Stanley F. Baldwin	59,196	747,023	32,368	44,500	939,880	1,010,715

(1)	No stock appreciation rights are held by the Named Executive Officers.

(2)	This amount represents the aggregate market value of our common stock underlying each option at the time it was exercised less the aggregate exercise price of the option.

(3)	Value was calculated using a fair market value of $37.83 per share, which was the closing price of our common stock on the NYSE on December 31, 2004.

Long-Term Incentive Plans — Awards in Last Fiscal Year(1)

		Performance or	Estimated Future Payouts Under Non-Stock
	Number of Shares,	Other Period Until	Price-Based Plan
	Units or Other	Maturation or
Name	Rights(#)	Payout	Threshold($)(2)	Target($)	Maximum($)(3)

Jeffrey L. McWaters	—	2 years	148,181	—	296,362
James G. Carlson	—	2 years	66,667	—	133,334
Lorenzo Childress, Jr., M.D.(4)	—	2 years	—	—	—
Richard C. Zoretic	—	2 years	18,080	—	36,160
Stanley F. Baldwin	—	2 years	18,080	—	36,160

(1)	As more fully described below as part of the Compensation Committee’s report on executive compensation, the long-term cash incentive award is designed to create deferred cash incentives to retain key executives. Payment of the long-term cash incentive is deferred over a three-year period. For example, for the three-year award cycle beginning in 2004 and ending in 2006 and payable in 2007 (the “2007 LTI Award”), each eligible participant was assigned a potential award amount based upon attainment of individual major job objectives during 2004, and each participant was evaluated against these objectives. Payment of each one-third installment of the total potential 2007 LTI Award is contingent upon the Company’s attainment of financial goals for each of the respective three years in the cycle, but in any event no award will be paid to a participant unless the participant remains employed by the Company in good standing on the date the amount of the final installment is determined in 2007. The Company attained its financial goals in 2004. Accordingly, the portion of the 2007 LTI Award attributable to 2004 has been “earned” and will be paid in 2007 (assuming continued employment in good standing). Payment of the remaining two-thirds of the 2007 LTI Award is further contingent upon the Company’s attainment of its financial goals for 2005 and 2006.

(2)	The threshold represents the amount payable if the Company meets its financial goals in only one of the remaining two years of the three-year cycle.

(3)	The maximum represents the amount payable if the Company meets its financial goals in both of the remaining two years of the three-year cycle.

(4)	Because Dr. Childress resigned as an executive officer on February 11, 2005, he will not be entitled to receive any amounts attributable to the 2007 LTI Award.
Agreements With Named Executive Officers
      Jeffrey L. McWaters. The Company employs Mr. McWaters as its Chief Executive Officer and he serves as Chairman of the Board of Directors pursuant to an Amended and Restated Employment Agreement dated October 2, 2000 (the “Agreement”). The Agreement had an initial term of three years, commencing on October 28, 1999, and continues from year to year thereafter, unless earlier terminated as provided in the Agreement. Pursuant to the Agreement, as long as Mr. McWaters is employed with the Company, the Board of Directors agrees to employ Mr. McWaters as Chief Executive Officer and nominate him as a Director and Chairman of the Board of Directors. The Agreement relates primarily to termination provisions and provides the following:

•	Mr. McWaters may terminate his employment on 30 days’ written notice to us, and if termination is at his option (except for “Changed Circumstances” as described below), he is not entitled to severance benefits.

•	The Company may terminate Mr. McWaters for cause upon 30 days’ written notice, in which event Mr. McWaters would not be entitled to severance benefits.

•	If the Company terminates Mr. McWaters without cause or if Mr. McWaters terminates his employment for Changed Circumstances, Mr. McWaters would be entitled to (i) 24 months of severance payments based on his then current base salary, (ii) a lump sum payment equal to two times the average annual bonus paid to him in the immediately preceding three years, and (iii) medical and other health insurance benefits for 24 months. “Changed Circumstances” for purposes of the Agreement means a significant reduction in Mr. McWaters’ responsibilities, including without limitation the hiring of another executive to whom Mr. McWaters is required to report.

•	If Mr. McWaters terminates his employment for Changed Circumstances after a change in control, or if the Company terminates his employment without cause during the 16-month period beginning four months before a change of control, Mr. McWaters would be entitled to be paid an amount equal to (i) two times his then current gross annual base salary, plus (ii) two times the average annual bonus paid to him in the immediately preceding three years, reduced as necessary to avoid characterization as a “parachute payment” within the meaning of Section 280G of the Code. Payment would be made, at Mr. McWaters’ election, either in a lump sum or in up to 24 monthly installments. In addition, Mr. McWaters would be entitled to continue medical and other health insurance benefits for so long as any installment payments are being made.

      Change of control for these purposes includes: (1) the acquisition by a person or group of 20% or more of the voting power of our outstanding securities, (2) either a majority of the Directors nominated at an annual meeting of stockholders being nominated by other than “incumbent Directors” (i.e., the Directors on October 2, 2000 and any Directors subsequently nominated by at least 2/3 of the then incumbent Directors) or the incumbent Directors ceasing to constitute a majority of the Directors, (3) stockholder approval of (A) a merger or other business combination where our outstanding stock immediately prior to such transaction does not continue to represent more than 50% of the surviving entity, (B) a complete liquidation of the Company, or (C) a sale of substantially all of the Company’s assets, or (4) any other event that the Board of Directors determines to affect the control of the Company.
      The Agreement further:

•	provides for a base annual salary of not less than $425,000, subject to adjustment from time to time (and currently set at $655,636 effective April 4, 2005) by the Board of Directors, plus a discretionary bonus of up to 150% of base salary as in effect from time-to-time,

•	provides that in the event Mr. McWaters is terminated for cause or he voluntarily resigns, for 24 months following his termination, Mr. McWaters may not (1) engage in any business activity related to Medicaid managed health care in the markets in which we operate, or (2) solicit, interfere with, influence or endeavor to entice any employee, customer or any independent contractor of the Company, or any organization that is considered a prospect of the Company by virtue of having established contact with the Company for the purpose of doing business, and

•	provides for indemnification of Mr. McWaters in his capacity as a Director or officer of the Company.
      Lorenzo Childress, Jr., M.D. Effective February 11, 2005, Lorenzo Childress, Jr., M.D., resigned as the Executive Vice President, Chief Medical Officer of the Company. Dr. Childress remained on the Company’s payroll through April 1, 2005. In connection with the resignation, the Company entered into a Separation Agreement and Release (the “Separation Agreement”) with Dr. Childress on February 28, 2005.
      Under the terms of the Separation Agreement, the Company will provide Dr. Childress with a cash bonus of $275,000 on or prior to March 15, 2005, as well as make certain payments in April 2005 which include (i) approximately $252,000, which includes reimbursement for health, dental, life and disability insurance for Dr. Childress for a period of 12 months, (ii) a one-time annual leave payout of approximately $38,000, and (iii) approximately $334,000, a value equal to Dr. Childress’ annual base salary, which amount shall be payable biweekly on the regular biweekly payroll cycle for one year from and after April 1, 2005. In consideration for such payments, Dr. Childress agrees, among other things, to release all claims against the Company, not to reveal proprietary or confidential information concerning the business or affairs, employees and services of the Company and not to solicit for employment any employee of the Company or any of its subsidiaries for one year from the time of the separation.

Report of the Compensation Committee
Compensation Philosophy
      The Company’s executive compensation program is designed to allow the Company to be competitive in the marketplace with respect to attracting, retaining and motivating executive officers. The key components of the Company’s executive compensation program are base salary, annual incentive compensation, long-term incentive compensation and equity compensation in the form of stock option grants. The Company’s marketplace for executive talent is viewed to be companies generally engaged in the healthcare and insurance industries (including all of the companies that are included in the peer group indices in the “Performance Graph” on page 19) as well as firms in general industries of similar size and scope. The current program emphasizes pay-for-performance elements, such as annual cash incentives and stock option grants. While compensation surveys and other externally available pay information are used to understand the relevant labor markets and as guidelines for reasonableness, corporate, health plan and personal performance are the most important determinants in developing individual total compensation targets.
Base Salary Compensation
      Base salary compensation for executive officers is determined by an assessment of all of the following:

•	overall Company performance (financial and non-financial),

•	executive officer performance, experience and responsibilities, and

•	applicable market pay information.
      The Compensation Committee believes that current base salaries for Named Executive Officers are at or below median market levels, which is consistent with the Company’s philosophy of rewarding performance through incentive compensation.
The Chairman’s Bonus Plan
      The Chairman’s Bonus Plan (the “Bonus Plan”) is an incentive plan designed to reward the Company’s management, including its Chief Executive Officer and its other executive officers, for the attainment of corporate performance goals and individual major job objectives (“MJOs”). The Bonus Plan has three components: an annual incentive cash award, a long-term cash incentive award and equity-based compensation. All participants in the Bonus Plan are eligible for the annual cash award. Certain of the participants are eligible for the annual cash award and the equity-based compensation. Certain other participants are eligible for the annual cash award, the equity compensation and the long-term cash incentive award. The type and amount of the award targets under the Bonus Plan reflect the participant’s level of responsibility along with past performance and anticipated future contributions to the Company.
      Participants under the Bonus Plan can receive an award only if both the Company’s corporate performance goals and their respective individual MJOs are met. The Company’s corporate performance goals are based upon attainment of predetermined levels of audited net income. The amount of each participant’s award is based upon the percentage of their MJOs attained. The Company’s corporate performance goals, as well as the individual’s MJOs, are developed to encourage responsible and profitable growth and the creation of stockholder value, while taking into consideration other non-financial goals such as quality standards, operational excellence, market leadership, member and provider satisfaction and the execution of strategic plans.
Cash Awards
      Both the annual and long-term components of the Bonus Plan are paid under the terms of our 2003 Cash Incentive Plan and are measured by the same performance criteria over the same one-year period. The annual award under the Bonus Plan is to reward participants for the accomplishment of their individual MJOs and is paid prior to the March 15th following the year for which it is earned.

      The long-term cash incentive award is designed to create deferred cash incentives to retain key executives. Payment of the long-term cash incentive is deferred over a three-year period. For example, for the three-year award cycle beginning in 2003 and ending in 2005 and payable in 2006 (the “2006 LTI Award”), each eligible participant was assigned a potential award amount based upon attainment of individual MJOs during 2003, and each participant was evaluated against these objectives. Payment of each one-third installment of the total potential award is contingent upon the Company’s attainment of financials goals for each of the respective three years in the award cycle, but in any event no award will be paid to a participant unless the participant remains employed by the Company in good standing on the date the amount of the final installment is determined in 2006. The Company attained its financial goals in both 2003 and 2004. Accordingly, the portion of the 2006 LTI Award attributable to 2003 and 2004 has been “earned” and will be paid in 2006 (assuming continued employment in good standing). Payment of the remaining one-third of the 2006 LTI Award is further contingent upon the Company’s attainment of its financial goals for 2005.
      Similarly, each eligible participant was assigned a potential award amount for the three-year award cycle beginning in 2004 and ending in 2006 and payable in 2007 (the “2007 LTI Award”), based upon attainment of individual MJOs during 2004. Each participant in the 2007 LTI Award will be evaluated against these objectives. Payment of each one-third installment of the total potential 2007 LTI Award is contingent on the Company’s attainment of financial goals for each of the respective three years in the cycle, but in any event no award will be paid to a participant unless the participant remains employed by the Company in good standing on the date the amount of the final installment is determined in 2007. The Company attained its financial goals in 2004. Accordingly, the portion of the 2007 LTI Award attributable to 2004 has been “earned” and will be paid in 2007 (assuming continued employment in good standing). Payment of the remaining two-thirds of the 2007 LTI Award is further contingent upon the Company attaining its financial goals in 2005 and 2006, respectively.
      The Company’s policy is to provide a target cash incentive award, both annual and long-term, that, when combined with base salary compensation, will represent the median to 75th percentile of the total annual compensation levels in the applicable marketplace.
Stock Options
      The Company has used stock options as the primary means to reward executive officers and other key staff for long-term sustained performance and as a tool to retain, attract and motivate critical employees. The use of stock options, in the opinion of the Compensation Committee, provides a significant and critical link between the results achieved for the Company’s stockholders and the rewards of executive officers and other staff.
      Stock options typically have a 10-year term and vest over four years, commencing on the first day of the applicable bonus period. The bonus period runs concurrent with the calendar year. Accordingly, for options grants with respect to 2003, with a date of grant of February 11, 2004, options were 25% vested as of the date of grant. Another 6.25% of the options vested on April 1, 2004, and the options will continue to vest at a rate of 6.25% per calendar quarter until fully vested.
Chief Executive Officer Compensation
      Pursuant to a contract entered into in 2000, Mr. Jeffrey L. McWaters, the Company’s Chairman and Chief Executive Officer, is entitled to receive an annual base salary of not less than $425,000, subject to adjustment from time-to-time by the Board of Directors. Effective April 5, 2004, his base salary was adjusted to $636,540. Based on applicable external information provided by our outside compensation consultant, this salary is at or below median levels of pay for his position in the market. Mr. McWaters also has an annual incentive target equal to 150% of his base salary. For the fiscal year 2004, based on an evaluation of Company performance against its Strategic Objectives, the Compensation Committee approved an award for Mr. McWaters of $1,100,000. The Compensation Committee granted Mr. McWaters (i) an award under the long-term cash incentive plan of $444,543 of which $148,181 was earned in 2004 and payable in 2007, and

(ii) a special award under the long-term cash incentive plan in the amount of $104,078, in recognition of his accomplishments and contributions to the Company, payable in 2007.
      In 2004, Mr. McWaters was granted options to purchase 200,000 shares of common stock at an exercise price of $18.54 per share. The options were granted under the 2003 Equity Incentive Plan in recognition of his performance during 2003.
Executive Compensation Tax Deductibility
      Section 162(m) of the Code generally provides that compensation paid by a publicly held corporation to its chief executive officer and four other most highly compensated executive officers in excess of $1 million per year per executive will be deductible by the corporation only if paid pursuant to qualifying performance-based compensation plans approved by stockholders of the Corporation. It is the Compensation Committee’s intended policy to maximize the effectiveness of the Company’s executive compensation programs while also taking into consideration the requirements of Section 162(m) of the Code. In that regard, the Compensation Committee intends to maintain flexibility to take actions which it deems to be in the best interests of the Company and its stockholders. Accordingly, although the Compensation Committee intends to preserve the deductibility of compensation to the extent consistent with its overall compensation policy, it reserves the authority to award non-deductible compensation as it deems appropriate.

Members of the Compensation Committee:

Richard D. Shirk (Chairperson)
Thomas E. Capps
William J. McBride

Performance Graph
      The following line graph compares the percentage performance change in the cumulative total stockholder return on our common stock against the cumulative total return of the Standard & Poor’s Corporation Composite 500 Index (the “S&P 500”) and a peer group index for the period from November 6, 2001 (the date of our initial public offering) to December 31, 2004. The graph assumes an initial investment of $100 in AMERIGROUP common stock and in each of the indices.
      The Current Year Peers index consists of Centene Corp. (CNC), Coventry Health Care Inc. (CVH), Health Net Inc. (HNT), Humana Inc. (HUM), Magellan Health Services Inc. (MGLN), Molina Healthcare Inc. (MOH), Pacificare Health Systems (PHS), Sierra Health Services (SIE), Wellcare Health Plans Inc. (WCG), and Wellchoice Inc. (WC). The Prior Year Peers index consists of Centene Corporation (CNC), Coventry Health Care Inc. (CVH), Health Net Inc. (HNT), United HealthCare (UNH) and WellPoint Health Networks (WLP). The Company is not included in the peer group index. In calculating the cumulative total stockholder return of the peer group index, the returns of each of the peer group companies have been weighted according to their relative stock market capitalizations. We have changed the peer group from that which was used in the prior year to be consistent with the same peer group used by the Compensation Committee in determining the compensation for the Company’s executives and Directors.
Comparisons of Total Stockholder Returns

Certain Relationships and Related Transactions
Indemnification Agreements
      The Company has entered into an indemnification agreement with each of its officers and Directors. The indemnification agreement provides that the Director or officer will be indemnified to the fullest extent permitted by law for claims arising in such person’s capacity as a Director or officer. The agreement further provides that in the event of a change of control of the Company, the Company would seek legal advice from an approved special independent counsel selected by the officer or Director, who has not performed services for either party for 5 years, to determine the extent to which the officer or Director would be entitled to an indemnity under applicable law. Also, in the event of a change of control or a potential change of control the Company would, at the officer’s or Director’s request, establish a trust in an amount equal to all reasonable expenses anticipated in connection with investigating, preparing for and defending any claim. The Company believes that these agreements are necessary to attract and retain skilled management with experience relevant to our industry.

PROPOSAL #2:
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
General
      Upon the recommendation of its Audit Committee, the Board of Directors has appointed KPMG LLP to serve as our independent registered public accounting firm for 2005. KPMG LLP has served in this capacity since 1994. We are asking our stockholders to ratify the Board of Directors’ appointment of KPMG LLP as our independent registered public accounting firm for 2005.
      Representatives of KPMG LLP are expected to be present at the annual meeting. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
Vote Required
      The affirmative vote of a majority of the shares present in person or by proxy at the annual meeting and entitled to vote on this proposal is required for ratification of the Board of Directors appointment of KPMG LLP as our independent registered public accounting firm. In tabulating the vote, abstentions will have the same effect as voting against the proposal and broker non-votes will be disregarded and have no effect on the outcome of the vote.
      The Board of Directors unanimously recommends a vote FOR such ratification.
Independent Registered Public Accounting Firm’s Fees
      The following is a summary of the fees billed to the Company by KPMG LLP for professional services rendered for the audit of the Company’s annual financial statements for 2004 and 2003 and for fees billed for other services rendered by KPMG LLP:

Fee Category	Fiscal 2004 Fees	Fiscal 2003 Fees

Audit Fees	$1,141,100	$716,200
Audit-Related Fees	66,000	82,400
Tax Fees	60,335	325,693
All Other Fees	58,562	—

Total Fees	$1,325,997	$1,124,293

      It is the Company’s policy that all fees paid to the independent registered public accounting firm that performs the independent audit of the Company’s financial statements be pre-approved by the Audit Committee of the Board of Directors.
      All requests for fee pre-approval must first be presented to the General Auditor along with information about the nature of the proposed engagement including the amount of the fee and its timing. If the General Auditor deems the engagement appropriate, he will arrange to have the engagement presented to the Audit Committee for pre-approval. All engagements must be pre-approved by the Audit Committee prior to entering into an agreement for or commencing services.
      Audit fees consisted of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements, internal control over financial reporting, and review of the interim consolidated financial statements included in quarterly reports, services rendered for audits of the Company’s significant acquisitions and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.
      Audit related fees consisted of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits and attest services that are not required by statute or regulation.
      Tax fees consisted of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance, tax audit defense and mergers and acquisitions.
      All other fees consisted of internal control advisory services and due diligence assistance services and accounting consultation in connection with potential acquisitions.

PROPOSAL #3:
APPROVAL OF THE 2005 EQUITY INCENTIVE PLAN
      The Board of Directors has adopted the 2005 Equity Incentive Plan (the “Equity Incentive Plan”), subject to approval by stockholders, and recommends it for stockholder approval at the forthcoming Annual Meeting. The Board of Directors believes it to be in the best interest of the Company to adopt the Equity Incentive Plan to promote our long-term growth and profitability by providing our key employees and our Directors with incentives to improve the value of our common stock. We are seeking your approval so that we may use the Equity Incentive Plan to grant incentive stock options (options that enjoy certain favorable tax treatment under Sections 421 and 422 of the Code), to enhance our ability to grant awards that qualify for the performance-based exception to the federal income tax deduction limits that otherwise apply to us under Section 162(m) of the Code, and to satisfy certain stockholder approval requirements of the NYSE.
      The Equity Incentive Plan is intended to encourage the key employees and directors of the Company to own our common stock and to provide additional incentive to those employees and directors of the Company whose contributions are essential to the growth and success of the Company’s business, in order to strengthen the commitment of such persons to the Company, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company.
Vote Required
      The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on this proposal is required for approval of the Equity Incentive Plan, provided that the total vote cast represents more than 50% in voting power of all shares entitled to vote on this proposal. In tabulating the vote, abstentions will have the same effect as voting against the proposal and broker non-votes will be disregarded and have not effect on the outcome of the vote.
      The Board of Directors unanimously recommends that you vote FOR approval of the adoption of the Equity Incentive Plan.
Equity Incentive Plan Description
      The following is a brief description of the principal features of the Equity Incentive Plan. It does not purport to be complete and is qualified in its entirety by the full text of the Equity Incentive Plan, which is attached hereto as Exhibit A.
      General. We have reserved for issuance under the Equity Incentive Plan a maximum of 3,750,000 shares of common stock, plus the maximum number of shares authorized for issuance under the Company’s 1994 Stock Plan (4,499,000 shares), the maximum number of shares authorized for issuance under the Company’s 2000 Equity Incentive Plan (4,128,000 shares) and the maximum number of shares authorized for issuance under the Company’s 2003 Equity Incentive Plan (3,300,000 shares), minus the number of shares actually issued (whether before or after stockholder approval of the Equity Incentive Plan) under the 1994 Stock Plan, the 2000 Equity Incentive Plan and the 2003 Equity Incentive Plan, all subject to adjustment as described in the Equity Incentive Plan. As of February 28, 2005 the number of securities to be issued upon exercise of outstanding options was 5,977,814, at a weighted average exercise price of $22.04 with a remaining average contractual life of 8.16 years. As of February 28, 2005, there remained a total of 103,416 shares available for grant under the 1994 Stock Plan, the 2000 Equity Incentive Plan and the 2003 Equity Incentive Plan combined. The Company anticipates that if the Equity Incentive Plan is approved, all future grants will be made under the Equity Incentive Plan and no future grants will be made under the 1994 Stock Plan, the 2000 Equity Incentive Plan or the 2003 Equity Incentive Plan. If an award granted under the Equity Incentive Plan expires or is terminated, the shares of our common stock underlying the award will again be available under the Equity Incentive Plan. In addition, to the extent shares of our common stock are tendered to exercise any award under the Equity Incentive Plan, an equal number of shares will remain available for issuance under the Equity Incentive Plan.

      No individual may be granted awards under the Equity Incentive Plan in any calendar year covering more than 1,000,000 shares. In addition, the aggregate number of shares that may be issued with respect to restricted stock (where such shares are not later forfeited), stock-settled restricted stock units, stock bonus awards or stock appreciation rights under the Equity Incentive Plan shall not exceed 1,000,000.
      In the event of any change in the Company’s capitalization or in the event of a corporate transaction such as a merger, consolidation, separation or similar event, the Equity Incentive Plan provides for appropriate adjustments in the number and class of shares of our common stock available for issuance or grant and in the number and/or price of shares subject to awards.
      Types of Awards. The following awards may be granted under the Equity Incentive Plan:

•	stock options, including incentive stock options and non-qualified stock options,

•	restricted stock,

•	restricted stock units,

•	stock appreciation rights,

•	stock bonuses, and

•	other stock-based awards.
      Administration. The Equity Incentive Plan will be administered by the Compensation Committee of the Board of Directors unless the Board of Directors in its discretion appoints another person or entity to administer the Equity Incentive Plan. The Board anticipates that the Compensation Committee will administer the Equity Incentive Plan. For convenience, the administrator of the Equity Incentive Plan will be referred to below as the Committee.
      The Committee may, subject to the provisions of the Equity Incentive Plan, determine the persons to whom awards will be granted, the type of awards to be granted, the number of shares to be made subject to awards and the exercise price. The Committee may also condition the award on the attainment of certain goals, determine other terms and conditions that shall apply to awards, interpret the Equity Incentive Plan and prescribe, amend and rescind rules and regulations relating to the Equity Incentive Plan. The Committee may delegate its authority to a subcommittee of its members and may delegate to any of our senior management the authority to make grants of awards to our employees who are not our executive officers or directors. The terms and conditions of each award granted under the Equity Incentive Plan will be set forth in a written award agreement relating to the award.
      In the event that the Committee grants an award that is intended to constitute qualified performance-based compensation within the meaning Section 162(m) of the Code, the Committee in its discretion may condition payment under the award in whole or in part on the attainment over a specified period of (or a specified increase or decrease in) one or more of the following business criteria as applied to an award recipient under the Equity Incentive Plan and/or a business unit of the Company or its affiliates on an absolute or relative basis or in comparison to a peer group or other market measure: (1) our common stock price; (2) return on fair market value of stockholder equity; (3) earnings per share of our common stock; (4) net income (before or after taxes); (5) earnings before all or any interest, taxes, depreciation and/or amortization (“EBIT”, “EBITA”, or “EBITDA”); (6) gross revenue; (7) return on assets; (8) market share; (9) cost reduction goals; (10) earnings from continuing operations, levels of expense, cost or liability; (11) membership goals; (12) total shareholder return; (13) return on investment; (14) return on capital; (15) membership satisfaction; (16) new product development; (17) new market penetration; (18) goals relating to acquisitions or divestitures; (19) economic value added; and (20) any combination of two or more of the foregoing, in each case, as applicable, as determined in accordance with generally accepted accounting principles.
      Payments under such awards will be made, in the case of employees covered under Section 162(m) of the Code, solely on account of the attainment of such performance goals established in writing by the Committee not later than the date on which 25% of the period of service to which the award relates has elapsed.

      To the extent provided in an award agreement, the Committee may, without amendment to the Equity Incentive Plan, (i) accelerate the date on which any option or stock appreciation right becomes exercisable, waive or amend the operation of provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such option or stock appreciation right, and (ii) accelerate the lapse of restrictions, or waive any other condition imposed, with respect to any restricted stock, restricted stock units, stock bonus or other awards or otherwise adjust any of the terms applicable to any such award, provided that the Committee may not adversely affect any outstanding award without the consent of the holder thereof.
      Eligibility. Awards may be granted under the Equity Incentive Plan to our employees and Directors, as selected by the Committee in its sole discretion. Grants under the Equity Incentive Plan will be made in the discretion of the Committee and, accordingly, are not yet determinable. In addition, benefits under the Equity Incentive Plan will depend on a number of factors, including the fair market value of our common stock on future dates and the exercise decisions made by the participants. Consequently, it is not possible to determine the benefits that might be received by participants under the Equity Incentive Plan. As of March 28, 2005, the closing price per share of our common stock on the NYSE was $35.56.
      Term and Conditions of Options. Stock options granted under the Equity Incentive Plan may be either “incentive stock options,” as that term is defined in Section 422 of the Code, or non-qualified stock options (i.e., any option that is not such an incentive stock option). The exercise price of a stock option granted under the Equity Incentive Plan will be determined by the Committee at the time the option is granted, but the exercise price may not be less than the fair market value of our common stock (determined generally as the closing price per share of our common stock on the trading day most recently preceding the date of grant). Stock options are exercisable at the times and upon the conditions that the Committee may determine, as reflected in the applicable option agreement. The Committee will also determine the maximum duration of the period in which the option may be exercised, which may not exceed ten years from the date of grant. All of the shares available for issuance under the Equity Incentive Plan may be made subject to incentive stock options.
      The option exercise price must be paid in full at the time of exercise, and is payable (in the discretion of the Committee) by any one of the following methods or a combination thereof:

•	in cash or cash equivalents,

•	the surrender of previously acquired shares of our common stock,

•	authorization for us to withhold a number of shares otherwise payable pursuant to the exercise of an option, or

•	to the extent permitted by applicable law, through a “broker cashless exercise” procedure acceptable to the Committee.
      Restricted Stock. The Equity Incentive Plan provides for awards of our common stock that are subject to restrictions on transferability and others restrictions that may be determined by the Committee in its discretion. Such restrictions will lapse on terms established by the Committee. Except as may be otherwise provided under the award agreement relating to the restricted stock, a participant granted restricted stock will have all the rights of a stockholder (for instance, the right to receive dividends on the shares of restricted stock and the right to vote the shares).
      Restricted Stock Units. The Equity Incentive Plan provides for awards of restricted stock units which, upon vesting, entitle the participant to receive an amount in cash or common stock (as determined by the Committee and set forth in the applicable award agreement) equal to the fair market value of the number of shares made subject to the award. Vesting of all or a portion of a restricted stock unit award may be subject to terms and conditions established by the Committee.
      Stock Appreciation Rights (“SARs”). The Equity Incentive Plan provides that the Committee, in its discretion, may award stock appreciation rights, either in tandem with stock options or freestanding and unrelated to options. The grant price of a freestanding SAR will be the fair market value of a share of our common stock (as described above). The grant price of tandem SARs will equal the exercise price of the related option. Tandem SARs may be exercised for all or part of the shares subject to the related option upon surrender of the right to exercise the equivalent portion of the related option. Freestanding SARs may be exercised upon whatever terms and conditions the Committee imposes. SARs will be payable in cash, shares of our common stock or a combination of both, as determined in the Committee’s discretion and set forth in the applicable award agreement.
      Stock Bonuses; Other Awards. The Equity Incentive Plan provides that the Committee, in its discretion, may award shares of our common stock that are not subject to restrictions on transferability or otherwise. In addition, the Committee may grant other awards valued in whole or in part, by reference to, or otherwise based on, our common stock.
      Change in Control. The Committee in its discretion may provide that, in the event of a change in control (as defined in the Equity Incentive Plan), whether alone or in combination with other events, the vesting and exercisability restrictions on any outstanding award that is not yet fully vested and exercisable will lapse in part or in full. Unless otherwise provided in an award agreement, all outstanding shares of restricted stock and restricted stock units shall immediately vest, and each option and stock appreciation right shall become fully and immediately exercisable, if (i) there is a change in control and (ii) the participant’s employment with or service as a Director of the Company or affiliate is terminated for any reason other than for cause (as defined in the Equity Incentive Plan) within two years following the change in control, or the participant terminates employment or service with the Company and its affiliates within two years following the change in control and after there is a material adverse change in the nature or status of the participant’s duties or responsibilities from those in effect immediately prior to the change in control.
      Termination of Employment. Unless otherwise determined by the Committee, the termination of a participant’s employment or service will immediately cancel any unvested portion of awards granted under the Equity Incentive Plan. At the time of grant, the Committee in its discretion may provide that, if a participant’s employment or service terminates other than because of cause, death or disability, all options that are exercisable at the time of termination may be exercised by the participant for no longer than 90 days after the date of termination (or such other period as it determines). If a participant’s employment or service terminates for cause, all options held by the participant will immediately terminate. The Committee may provide that, if a participant’s employment or service terminates as a result of death, all options that are exercisable at the time of death may be exercised by the participant’s heirs or distributees for a period of one year (or such other period as it determines). The Committee may provide that, if a participant’s employment or service terminates because of disability, all options that are exercisable at the time of termination may be exercised for a period of one year (or such other period as it determines). However, in no case may an option be exercised after it expires.
      Amendment and Termination of the Equity Incentive Plan. The Board of Directors may modify or terminate the Equity Incentive Plan or any portion of the Equity Incentive Plan at any time (subject to participant consent where such change would adversely affect an award previously granted to the participant), except that an amendment that requires stockholder approval in order for the Equity Incentive Plan to continue to comply with any law, regulation or stock exchange requirement will not be effective unless approved by the requisite vote of our stockholders. In addition, the Equity Incentive Plan or any outstanding option may not be amended to effectively decrease the exercise price of any outstanding option unless first approved by the stockholders. No awards may be granted under the Equity Incentive Plan after the day prior to the tenth anniversary of its adoption date, but awards granted prior to that time can continue after such time in accordance with their terms.
      Certain Federal Income Tax Consequences of Options. The following is a discussion of certain federal income tax effects currently applicable to stock options granted under the Plan. The discussion is a summary only, and the applicable law is subject to change. Reference is made to the Code for a complete statement of all relevant federal tax provisions.

Nonqualified Stock Options (“NSOs”)
      An optionee generally will not recognize taxable income upon the grant of an NSO. Rather, at the time of exercise of such NSO, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the exercise price. The Company will generally be entitled to a tax deduction at such time and in the same amount that the optionee recognizes ordinary income.
      If shares acquired upon exercise of an NSO are later sold or exchanged, then the difference between the amount received upon such sale, exchange or disposition and the fair market value of such stock on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the stock is a capital asset of the optionee) depending upon the length of time such shares were held by the optionee.
Incentive Stock Options (“ISOs”)
      An optionee will not recognize any ordinary income (and the Company will not be permitted any deduction) upon the grant or timely exercise of an ISO. However, the amount by which the fair market value of our common stock on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the optionee’s “alternative minimum taxable income.”
      Exercise of an ISO will be timely if made during its term and if the optionee remains an employee of the Company or a subsidiary at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled optionee, and without limit in the case of death). The tax consequences of an untimely exercise of an ISO will be determined in accordance with the rules applicable to NSOs, discussed above.
      If stock acquired pursuant to the timely exercise of an ISO is later disposed of, and if the stock is a capital asset of the optionee, the optionee generally will recognize short-term or long-term capital gain or loss (depending upon the length of time such shares were held by the optionee) equal to the difference between the amount realized upon such sale and the exercise price. The Company, under these circumstances, will not be entitled to any income tax deduction in connection with either the exercise of the ISO or the sale of such stock by the optionee.
      If, however, stock acquired pursuant to the exercise of an ISO is disposed of by the optionee prior to the expiration of two years from the date of grant of the ISO or within one year from the date such stock is transferred to him or her upon exercise (a “disqualifying disposition”), any gain realized by the optionee generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the ISO is exercised or the amount realized on such disqualifying disposition and (ii) if the stock is a capital asset of the optionee, as short-term or long-term capital gain (depending upon the length of time such shares were held by the optionee) to the extent of any excess of the amount realized on such disqualifying disposition over the sum of the exercise price and any ordinary income recognized by the optionee. In such case, the Company may claim an income tax deduction at the time of such disqualifying disposition for the amount taxable to the optionee as ordinary income.

Securities Authorized for Issuance under Equity Compensation Plans
      The following table shows the securities authorized for issuance under the Equity Compensation Plans as of December 31, 2004.

Number of Securities
	Number of	Weighted-	Remaining Available
	Securities to be	Average Exercise	for Future Issuance
	Issued Upon	Price of	Under Equity
	Exercise of	Outstanding	Compensation Plans
	Outstanding	Options,	(Excluding Securities
	Options, Warrants	Warrants and	Reflected in the First
	and Rights	Rights	Column)(1)

Equity compensation plans approved by security holders	4,808,872	$14.73	2,564,378
Equity compensation plans not approved by security holders	—	—	—

Total	4,808,872	$14.73	2,564,378

(1)	Includes a total of 1,601,552 shares not yet issued as of December 31, 2004 under the 1994 Stock Plan, the 2000 Equity Incentive Plan and the 2003 Equity Incentive Plan and 962,826 shares not yet issued under the Employee Stock Purchase Plan.
      In 2004, we issued options to purchase 1,534,076 shares of common stock to associates. All of these options were granted under AMERIGROUP’s 2003 Equity Incentive Plan.
Stockholder Proposals For 2006 Annual Meeting
      Under the rules and regulations of the SEC as currently in effect, any holder of at least $2,000 in market value of our common stock who has held such securities for at least one year and who desires to have a proposal presented in the Company’s proxy material for use in connection with the annual meeting of stockholders to be held in May 2006 must transmit that proposal (along with his name, address, the number of shares of common stock that he holds of record or beneficially, the dates upon which the securities were acquired, documentary support for a claim of beneficial ownership and a statement of willingness to hold such common stock through the date of the 2006 meeting) in writing not later than December 13, 2005. Under the Company’s Amended and Restated By-Laws, notice of any other stockholder proposal to be made at the 2006 annual meeting of stockholders must be received not less than 60 days nor more than 90 days prior to the one-year anniversary of the 2005 annual meeting. All proposals of stockholders intended to be presented at the next annual meeting must be sent to the Corporate Secretary, AMERIGROUP Corporation, 4425 Corporation Lane, Virginia Beach, VA 23462.
OTHER MATTERS
      As of the date of this proxy statement, we do not know of any other matters to be presented at the annual meeting other than those discussed in this proxy statement. If, however, other matters are properly brought before the annual meeting, your proxies will be able to vote those matters at their discretion.

By Order of the Board of Directors,

Stanley F. Baldwin
Executive Vice President,
General Counsel and Secretary

Exhibit A
AMERIGROUP CORPORATION
2005 EQUITY INCENTIVE PLAN
      Section 1.     Purpose of Plan.
      The name of this plan is the AMERIGROUP Corporation 2005 Equity Incentive Plan (the “Plan”). The purpose of the Plan is to provide additional incentive to those officers, employees, and non-employee directors of the Company and its Subsidiaries and Affiliates (as hereinafter defined) whose contributions are essential to the growth and success of the Company’s business, in order to strengthen the commitment of such persons to the Company and its Subsidiaries and Affiliates, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company and its Subsidiaries and Affiliates. To accomplish such purposes, the Plan provides that the Company may grant Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonuses and Other Awards. The Plan is intended to satisfy the requirements of section 162(m) of the Code and shall be interpreted in a manner consistent with the requirements thereof.
      Section 2.     Definitions.
      For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Administrator” means, except to the extent otherwise provided by the Board, the Committee.

(b) “Affiliate” means any corporation 50% or more of the voting power of the outstanding voting securities of which is owned by the Company or its Subsidiaries or by any other Affiliate.

(c) “Award” means an award of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonus or Other Awards under the Plan.

(d) “Award Agreement” means, with respect to any Award, the written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

(e) “Board” means the Board of Directors of the Company.

(f) “Cause” means, unless a Participant is a party to a written employment agreement with the Company, Subsidiary or Affiliate which contains a definition of “cause,” “termination for cause,” or any other similar term or phrase, in which case “Cause” shall have the meaning set forth in such agreement, conduct involving one or more of the following: (i) the substantial and continuing failure of the Participant to render services to the Company or any Subsidiary or Affiliate in accordance with the Participant’s obligations and position with the Company, Subsidiary or Affiliate, after 30 day’s notice from the President of the Company or any Subsidiary or Affiliate, such notice setting forth in reasonable detail the nature of such failure, and in the event the Participant fails to cure such breach or failure within 30 days of notice from the Company or any Subsidiary or Affiliate, if such breach or failure is capable of cure; (ii) dishonesty, gross negligence, breach of fiduciary duty; (iii) the commission by the Participant of an act of fraud or embezzlement, as found by a court of competent jurisdiction; (iv) the conviction of the Participant of a felony; or a (v) material breach of the terms of an agreement with the Company or any Subsidiary or Affiliate, provided that the Company or any Subsidiary or Affiliate provides the Participant with adequate notice of such breach and the Participant fails to cure such breach, if the breach is reasonably curable, within thirty (30) days after receipt of such notice.

(g) “Change in Capitalization” means any increase, reduction, or change or exchange of Shares for a different number or kind of shares or other securities or property by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise; or any other corporate action, such as declaration of a special dividend, that affects the capitalization of the Company.

(h) “Change in Control” means (1) in the case of any Award that is subject to section 409A of the Code, any event that constitutes, within the meaning of section 409A(a)(2)(A)(v) of the Code, (i) a change in the ownership of the Company, (ii) a change in the effective control of the Company, or (iii) a change in the ownership of a substantial portion of the Company’s assets, or (2) in the case of any other Award, the first to occur of any one of the events set forth in the following paragraphs:

(i) any Person is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 25% or more of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii);

(ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date of the Plan, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date of the Plan or whose appointment, election or nomination for election was previously so approved or recommended;

(iii) there is consummated a merger or consolidation of the Company with any other corporation other than (A) a merger or consolidation which results in the directors of the Company immediately prior to such merger or consolidation continuing to constitute at least a majority of the board of directors of the Company, the surviving entity or any parent thereof, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 25% or more of the combined voting power of the Company’s then outstanding securities; or

(iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity at least a majority of the board of directors of which comprises individuals who were directors of the Company immediately prior to such sale or disposition.

(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(j) “Committee” means the Compensation Committee of the Board or, to the extent so provided by the Board, any other person, committee or entity the Board may appoint to administer the Plan. The Compensation Committee of the Board may designate a subcommittee of its members to serve as the Committee (to the extent the Board has not designated another person, committee or entity as the Committee) to the extent necessary to cause the Committee to (i) consist solely of persons who are “Non-employee Directors” as defined in Rule 16b-3 issued under the Exchange Act, (ii) consist solely of persons who are “outside directors” as defined in section 162(m) of the Code, or (iii) satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed.

(k) “Common Stock” means the common stock, par value $0.01 per share, of the Company.

(l) “Company” means AMERIGROUP Corporation, a Delaware corporation (or any successor corporation).

(m) “Disability” means (1) any physical or mental condition that would qualify a Participant for a disability benefit under any long-term disability plan maintained by the Company (or by the Subsidiary or Affiliate by which he is employed); (2) when used in connection with the exercise of an Incentive Stock Option following termination of employment, disability within the meaning of section 22(e)(3) of the Code; or (3) such other condition as may be determined in the sole discretion of the Administrator to constitute Disability.

(n) “Eligible Recipient” means an employee, officer or director (including a non-employee director) of the Company or of any Subsidiary or Affiliate.

(o) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(p) “Exercise Price” means the per share price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

(q) “Fair Market Value” of a share of Common Stock as of a particular date shall mean (1) the closing sale price reported for such share on the national securities exchange or national market system on which such stock is principally traded on the last day preceding such date on which a sale was reported, or (2) if the shares of Common Stock are not then listed on a national securities exchange or national market system, or the value of such shares is not otherwise determinable, such value as determined by the Administrator in good faith in its sole discretion.

(r) “Freestanding SAR” means an SAR that is granted independently of any Options, as described Section 11 hereof.

(s) “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships of the Participant; trusts for the benefit of such immediate family members; or partnerships in which such immediate family members are the only partners.

(t) “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

(u) “Nonqualified Stock Option” means any Option that is not an Incentive Stock Option, including any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

(v) “Option” means an Incentive Stock Option, a Nonqualified Stock Option, or either or both of them, as the context requires.

(w) “Other Award” means an Award granted pursuant to Section 13 hereof.

(x) “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority in Section 3 hereof, to receive grants of Options or Stock Appreciation Rights or awards of Restricted Stock, Restricted Stock Units, Stock Bonus or Other Awards. A Participant who receives the grant of an Option is sometimes referred to herein as “Optionee.”

(y) “Performance Goal” shall mean one or more of the following business criteria applied to a Participant and/or a business unit or the Company and/or a Subsidiary on an absolute or relative basis or in comparison to a peer group or other market measure: (1) Common Stock price; (2) return on fair market value of stockholder equity; (3) earnings per share of Common Stock; (4) net income (before or after taxes); (5) earnings before all or any interest, taxes, depreciation and/or amortization (“EBIT”, “EBITA”, or “EBITDA”); (6) gross revenue; (7) return on assets; (8) market share; (9) cost reduction goals; (10) earnings from continuing operations, levels of expense, cost or liability; (11) membership goals; (12) total shareholder return; (13) return on investment; (14) return on capital; (15) membership satisfaction; (16) new product development; (17) new market penetration; (18) goals relating to acquisitions or divestitures; (19) economic value added; and (20) any combination of, or a specified increase or decrease of one or more of the foregoing over a specified period, in each case, as applicable, as determined in accordance with generally accepted accounting principles.

(z) “Person” shall have the meaning given in section 3(a)(9) of the Exchange Act, as modified and used in sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(aa) “Restricted Stock Unit” means the right to receive a Share or the Fair Market Value of a Share in cash granted pursuant to Section 9 hereof.

(bb) “Restricted Stock” means Shares subject to certain restrictions granted pursuant to Section 8 hereof.

(cc) “Shares” means shares of Common Stock and any successor security.

(dd) “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to Section 11 hereof.

(ee) “Stock Bonus” means the right to receive a Share granted pursuant to Section 10 or 13 hereof.

(ff) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(gg) “Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Section 11 hereof, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).
      Section 3.     Administration.
      (a) The Plan shall be administered by Administrator. Pursuant to the terms of the Plan, the Administrator shall have the discretionary power and authority, without limitation:

(i) to select those Eligible Recipients who shall be Participants;

(ii) to determine whether and to what extent Options or Stock Appreciation Rights or awards of Restricted Stock, Restricted Stock Units, Stock Bonus or Other Awards are to be granted hereunder to Participants;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Options or Stock Appreciation Rights or awards of Restricted Stock, Restricted Stock Units, Stock Bonus or Other Awards granted hereunder;

(vi) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and

(vii) to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan.
      (b) To the extent expressly permitted by any Award Agreement, the Administrator may, without amendment to the Plan, (i) accelerate the date on which any Option or SAR granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option or SAR, and (ii) accelerate the lapse of restrictions, or waive any condition imposed hereunder, with respect to any Restricted Stock, Restricted Stock Units, Stock Bonus or Other Awards or otherwise adjust any of the terms applicable to any such Award; provided that no action under this Section 3(b) shall adversely affect any outstanding Award without the consent of the holder thereof.
      (c) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.
      (d) The Committee in its discretion may condition entitlement to an Award in whole or in part on the attainment of one or more Performance Goals. The Committee shall establish any such Performance Goal not later than 90 days after the commencement of the period of service to which the Award relates (or if less, 25% of such period of service), and once granted, the Committee may not have discretion to increase the amount payable under such Award, provided, however, that whether or not an Award is intended to constitute qualified performance based compensation within the meaning of section 162(m) of the Code, the Committee shall have the authority to make appropriate adjustments in Performance Goals under an Award to reflect the impact of extraordinary items not reflected in such Performance Goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30, and (6) such other items as may be prescribed by section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto.
      (e) Subject to section 162(m) of the Code and except as required by Rule 16b-3 under the Exchange Act with respect to grants of Awards to individuals who are subject to section 16 of the Exchange Act, or as otherwise required for compliance with Rule 16b-3 under the Exchange Act or other applicable law, the Committee may delegate all or any part of its authority under the Plan to an employee, employees or committee of employees of the Company or any Subsidiary.
      Section 4.     Shares Reserved for Issuance Under the Plan.
      (a) The total number of Shares reserved and available for issuance under the Plan shall be (i) the sum of (I) 3,750,000 Shares, plus (II) 4,499,000 Shares (the maximum number of shares authorized for issuance under the Company’s 1994 Stock Plan), plus (III) 4,128,000 Shares (the maximum number of shares authorized for issuance under the Company’s 2000 Equity Incentive Plan, determined without regard to the Company’s 1994 Stock Plan), plus (IV) 3,300,000 (the maximum number of shares authorized for issuance under the Company’s 2003 Equity Incentive Plan, determined without regard to the Company’s 2000 Equity Incentive Plan or 1994 Stock Plan), minus (ii) the number of Shares actually issued (whether before, on or after the Effective Date of this Plan) under the Company’s 1994 Stock Plan, the Company’s 2000 Equity Incentive Plan or the Company’s 2003 Equity Incentive Plan. Such Shares may consist, in whole or in part, of authorized and unissued Shares or treasury shares. All such Shares may be made subject to Incentive Stock Options. The grant of any Restricted Stock Units or SARs that may be settled only in cash shall not reduce the number of Shares with respect to which Awards may be granted pursuant to the Plan, and, upon exercise of a SAR, only the number of Shares actually issued shall reduce the number of Shares with respect to which Awards may be granted pursuant to the Plan.
      (b) To the extent that (i) an Option expires or is otherwise cancelled or terminated without being exercised as to the underlying Shares, or (ii) any Shares subject to any award of Stock Appreciation Rights, Restricted Stock, Restricted Stock Unit, Stock Bonus or Other Awards are forfeited, such Shares shall again be available for issuance in connection with future Awards granted under the Plan. Any Shares delivered to, or withheld by, the Company in payment of the exercise price of an Option or in respect of taxes required to be withheld by the Company upon exercise or settlement of an Option or other Award, shall not become available again for purposes of the Plan.
      (c) The aggregate number of Shares with respect to which Awards (including Awards payable in cash but denominated in Common Stock, e.g., cash-settled Restricted Stock Units or SARs) may be granted to any individual Participant during any calendar year shall not exceed 1,000,000. The aggregate number of Shares that may be issued with respect to Restricted Stock (where such Share is not later forfeited), stock-settled Restricted Stock Units, Stock Bonus Awards or SARs shall not exceed 1,000,000.
      Section 5.     Equitable Adjustments.
      In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and/or kind of shares of stock reserved for issuance under the Plan, (ii) the kind, number and/or option price of shares of stock or other property subject to outstanding Options and Stock Appreciation Rights granted under the Plan, and (iii) the kind, number and/or purchase price of shares of stock or other property subject to outstanding awards of Restricted Stock, Restricted Stock Units and Other Awards granted under the Plan, in each case as may be determined by the Administrator, in its sole discretion. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, to the extent expressly permitted by any Award Agreement, for the cancellation of any outstanding Awards in exchange for payment in cash or other property of the Fair Market Value of the Shares covered by such Awards reduced, in the case of Options, by the Exercise Price thereof, and in the case of Stock Appreciation Rights, by the grant price thereof, or by any other applicable purchase price.
      Section 6.     Eligibility.
      The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among Eligible Recipients. The Administrator shall have the authority to grant to any Eligible Recipient Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, a Stock Bonus or Other Awards, provided that directors of the Company or any Subsidiary or Affiliate who are not also employees of the Company or of any or Subsidiary may not be granted Incentive Stock Options.
      Section 7.     Options.
      (a) General. Options may be granted alone or in addition to other Awards granted under the Plan. Any Option granted under the Plan shall be evidenced by an Award Agreement in such form as the Administrator may from time to time approve. The provisions of each Option need not be the same with respect to each Participant. Participants who are granted Options shall enter into an Award Agreement with the Company, in such form as the Administrator shall determine, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option granted thereunder. The Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. To the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Nonqualified Stock Option. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in paragraphs (b)-(i) of this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.
      (b) Exercise Price. The per share Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not be less than 100% of the Fair Market Value per Share on such date (or, in the case of Incentive Stock Options, 110% of the Fair Market Value per Share on such date if, on such date, the Eligible Recipient owns (or is deemed to own under the Code) stock possessing more than 10% (a “Ten Percent Owner”) of the total combined voting power of all classes of Common Stock).
      (c) Option Term. The term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten years after the date such Option is granted. If the Eligible Participant is a Ten Percent Owner, an Incentive Stock Option may not be exercisable after the expiration of five years from the date such Incentive Stock Option is granted.
      (d) Exercisability. Options shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of pre-established performance goals, as shall be determined by the Administrator in the Award Agreement or after the time of grant, provided that no action under this Section 7(d) following the time of grant shall adversely affect any outstanding Option without the consent of the holder thereof. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion.
      (e) Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased, and, except as otherwise authorized below and set forth in the Award Agreement, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made (i) by means of any cashless exercise procedure approved by the Administrator, (ii) in the form of unrestricted Shares already owned by the Optionee (and, if required by the Administrator, already owned by the Optionee for at least six months) on the date of surrender to the extent the Shares have a Fair Market Value on the date of surrender equal to the aggregate option price of the Shares as to which such Option shall be exercised, provided that, in the case of an Incentive Stock Option, the right to make payment in the form of already owned Shares may be authorized only at the time of grant, or (iii) any combination of the foregoing. The Administrator, in its sole discretion, may also permit an Option to be exercised by tendering an exercise notice in a form and manner acceptable to the Administrator, in which case the Optionee will receive a number of Shares with a Fair Market Value equal to the difference between the Exercise Price and the Fair Market Value of the Shares underlying the Option on the date of exercise in full settlement of the Option or portion thereof so exercised.
      (f) Rights as Stockholder. An Optionee shall have no rights to dividends or any other rights of a stockholder with respect to the Shares subject to the Option until the Optionee has given written notice of exercise, has paid in full for such Shares, and has satisfied the requirements of Section 16 hereof.
      (g) Nontransferability of Options. The Optionee shall not be permitted to sell, transfer, pledge or assign any Option other than by will and the laws of descent and distribution and all Options shall be exercisable during the Participant’s lifetime only by the Participant, in each case, except as set forth in the following two sentences. During an Optionee’s lifetime, the Administrator may, in its discretion, permit the transfer, assignment or other encumbrance of an outstanding Option if such Option is a Nonqualified Stock Option or an Incentive Stock Option that the Administrator and the Participant intend to change to a Nonqualified Stock Option. Subject to the approval of the Administrator and to any conditions that the Administrator may prescribe, an Optionee may, upon providing written notice to the Company, elect to transfer any or all Options described in the preceding sentence (i) to members of his or her Immediate Family, provided that no such transfer by any Participant may be made in exchange for consideration, or (ii) by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the Participant.

      (h) Termination of Employment or Service. Except as otherwise provided in an Award Agreement, if a Participant’s employment with or service as a director of the Company or any Subsidiary or Affiliate terminates for any other reason than Cause, (i) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable for a period of not less than 90 days after such termination (one year in the case of termination by reason of death or Disability), on which date they shall expire, and (ii) Options granted to such Optionee, to the extent that they were not exercisable at the time of such termination, shall expire on the date of such termination. In the event of the termination of an Optionee’s employment for Cause, all outstanding Options granted to such Participant shall expire on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.
      (i) Limitation on Incentive Stock Options. To the extent that the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under the Plan and any other stock option plan of the Company shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.
      Section 8.     Restricted Stock.
      (a) General. Awards of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan and shall be evidenced by an Award Agreement. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Awards of Restricted Stock shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock; and the Restricted Period (as defined in Section 8(d)) applicable to awards of Restricted Stock. The provisions of the awards of Restricted Stock need not be the same with respect to each Participant.
      (b) Purchase Price. The price per Share, if any, that a Recipient must pay for Shares purchasable under an award of Restricted Stock shall be determined by the Administrator in its sole discretion at the time of grant.
      (c) Awards and Certificates. The prospective recipient of an Award of Restricted Stock shall not have any rights with respect to any such Award, unless and until such recipient has executed an Award Agreement evidencing the Award and delivered a fully executed copy thereof to the Company, within such period as the Administrator may specify after the award date. Each Participant who is granted an award of Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, which certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award, provided that the Company may require that the stock certificates evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.
      (d) Nontransferability. Any Award of Restricted Stock granted pursuant to this Section 8 shall be subject to the restrictions on transferability set forth in this paragraph (d). During such period as may be set by the Administrator in the Award Agreement (the “Restricted Period”), the Participant shall not be permitted to sell, transfer, pledge, hypothecate or assign Shares of Restricted Stock awarded under the Plan except by will or the laws of descent and distribution, provided that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine in its sole discretion. The Administrator may also impose such other restrictions and conditions, including the achievement of Performance Goals, on Restricted Stock as it deems appropriate. In no event shall the Restricted Period end with respect to a Restricted Stock Award prior to the satisfaction by the Participant of any liability arising under Section 16 hereof. Any attempt to dispose of any Restricted Stock in contravention of any such restrictions shall be null and void and without effect.

      (e) Rights as a Stockholder. Except as provided in Section 8(c) and (d), the Participant shall possess all incidents of ownership with respect to Shares of Restricted Stock during the Restricted Period, including the right to receive or reinvest dividends with respect to such Shares (except that the Administrator may provide in its discretion that any dividends paid in property other than cash shall be subject to the same restrictions as those that apply to the underlying Restricted Stock) and to vote such Shares. Certificates for unrestricted Shares shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such awards of Restricted Stock except as the Administrator, in its sole discretion, shall otherwise determine.
      (f) Termination of Employment. The rights of Participants granted an Award of Restricted Stock upon termination of employment with or service as a director of the Company or any Subsidiary or Affiliate for any reason during the Restricted Period shall be set forth in the Award Agreement governing such Award.

Section 9.	Restricted Stock Units
      (a) Vesting. At the time of the grant of Restricted Stock Units, the Committee may impose such restrictions or conditions to the vesting of such Restricted Stock Units as it, in its sole discretion, deems appropriate, to be contained in the Award Agreement. The Committee may divide such Restricted Stock Units into classes and assign different vesting conditions for each class. Provided that all conditions to the vesting of a Restricted Stock Unit are satisfied, and except as provided in Section 9(c), upon the satisfaction of all vesting conditions with respect to a Restricted Stock Unit, such Restricted Stock Unit shall vest. The provisions of the awards of Restricted Stock Units need not be the same with respect to each Participant.
      (b) Benefit Upon Vesting. Upon the vesting of a Restricted Stock Unit, the Participant shall be entitled to receive, within 30 days of the date on which such Restricted Stock Unit vests, an amount in cash or Common Stock with a Fair Market Value equal to the sum of (1) the Fair Market Value of a Share of Common Stock on the date on which such Restricted Stock Unit vests and (2) the aggregate amount of cash dividends paid with respect to a Share of Common Stock during the period commencing on the date on which the Restricted Stock Unit was granted and terminating on the date on which such Share vests.
      (c) Termination of Employment. The rights of Participants granted a Restricted Stock Unit upon termination of employment with or service as a director of the Company or any Subsidiary or Affiliate for any reason before the Restricted Stock Unit vests shall be set forth in the Award Agreement governing such Award.

Section 10.	Stock Bonus Awards
      In the event that the Committee grants a Stock Bonus, a certificate for the shares of Common Stock constituting such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.

Section 11.	Stock Appreciation Rights.
      (a) Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Administrator in its sole discretion. The Administrator may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR. The Administrator shall have complete discretion in determining the number of SARs granted to each Participant (subject to Section 4 hereof) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. The provisions of the awards of SARs need not be the same with respect to each Participant.
      (b) Grant Price. The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Exercise Price of the related Option.
      (c) Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an Incentive Stock Option: (i) the Tandem SAR will expire no later than the expiration of the underlying Incentive Stock Option; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.
      (d) Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Administrator, in its sole discretion, imposes upon them.
      (e) SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Administrator shall determine.
      (f) Term of SARs. The term of an SAR granted under the Plan shall be determined by the Administrator, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.
      (g) Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

(ii) the number of Shares with respect to which the SAR is exercised.
      At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The Administrator’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

Section 12.	Effect of Change in Control.
      Except as otherwise provided in an Award Agreement, all outstanding Shares of Restricted Stock and Restricted Stock Units granted to a Participant which have not theretofore vested shall immediately vest and all restrictions on such Shares and Units shall immediately lapse, and each Option and Stock Appreciation Right granted to a Participant and outstanding at such time shall become fully and immediately exercisable, if (i) there is a Change in Control and (ii) the Participant’s employment with or service as a director of the Company or any Subsidiary or Affiliate is terminated by such entity for any reason other than for Cause within 2 years following the Change in Control, or the Participant terminates employment with (or other service to) the Company or any Subsidiary or Affiliate within 2 years following the Change in Control and after there is a material adverse change in the nature or status of the Participant’s duties or responsibilities from those in effect immediately prior to the Change in Control.

Section 13.	Other Awards.
      Other forms of Awards (“Other Awards”) valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to other Awards under the Plan. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of Shares to be granted pursuant to such Other Awards and all other conditions of such Other Awards.

Section 14.	Amendment and Termination.
      The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent. Unless the Board determines otherwise, the Board shall obtain approval of the Company’s stockholders for any amendment that would require such approval in order to satisfy the requirements of section 162(m) of the Code, section 422 of the Code, stock exchange rules or other applicable law. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 4 of Plan, no such amendment shall impair the rights of any Participant without his or her consent. Notwithstanding any provision in the Plan to the contrary, without the prior approval of the Company’s stockholders, no Option under the Plan shall be re-priced or shall be granted in connection with the cancellation of a previously granted Option under the Plan if the exercise price of the later granted Option is less than the exercise price of the earlier granted Option. Neither the Plan nor any outstanding Award Agreement shall be amended in any way that could cause an outstanding Award that is not subject to the tax described in section 409A(a)(1)(A)(i) of the Code to be subject to such tax.

Section 15.	Unfunded Status of Plan.
      The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 16.	Withholding Taxes.
      (a) Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local tax withholding requirements related thereto. Whenever Shares are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local tax withholding requirements related thereto. With the approval of the Administrator, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery Shares or by delivering Shares already owned by the Participant for at least six months, in each case, having a value equal to the minimum amount of tax required to be withheld. Such Shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an Award.
      (b) If the Participant makes a disposition, within the meaning of section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Participant pursuant to such Participant’s exercise of an Incentive Stock Option, and such disposition occurs within the two-year period commencing on the day after the date of grant or within the one-year period commencing on the day after the date of exercise, such Participant shall, within ten (10) days of such disposition, notify the Company thereof and thereafter immediately deliver to the Company any amount of federal, state or local income taxes and other amounts which the Company informs the Participant the Company is required to withhold.

Section 17.	General Provisions.
      (a) Shares shall not be issued pursuant to the exercise of any Award granted hereunder unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended, of any interests in the Plan or any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws.
      (b) All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock may then be listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such agreements and representations as the Administrator, in its sole discretion, deems necessary or desirable.

      (c) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval, if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or any Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of any of its Eligible Recipients at any time.
      (d) No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
      (e) If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.
      (f) The Plan and all Awards shall be governed by the laws of the State of Delaware without regard to its principles of conflict of laws.

Section 18.	Stockholder Approval; Effective Date of Plan.
      Subject to the approval of the Plan by the stockholders of the Company, the Plan shall be effective as of February 10, 2005, the date of its approval by the Board (the “Effective Date”). Any Option that is designated as a Incentive Stock Option shall be a Nonqualified Stock Option if the Plan is not approved by the stockholders of the Company within twelve (12) months after the Effective Date of the Plan. No award that is intended to qualify as performance-based compensation within the meaning of section 162(m) of the Code shall be effective unless and until the Plan is approved by the stockholders of the Company.

Section 19.	Term of Plan.
      No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date of the Plan, but Awards theretofore granted may extend beyond that date.

ANNUAL MEETING OF STOCKHOLDERS OF

AMERIGROUP Corporation

May 11, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

___	êPlease detach along perforated line and mail in the envelope provided.ê	___

■

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☑

1. ELECTION OF DIRECTORS - Nominees for term ending in 2008:

NOMINEES:
☐ FOR ALL NOMINEES	¡ Richard D. Shirk
¡ Jeffrey B. Child

☐ WITHHOLD AUTHORITY
FOR ALL NOMINEES

☐ FOR ALL EXCEPT
(See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM RESOLVED, That the appointment of KPMG LLP as the independent registered public accounting firm for AMERIGROUP Corporation for the year ending December 31, 2005 is hereby ratified.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	APPROVAL OF 2005 EQUITY INCENTIVE PLAN	☐	☐	☐

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED, IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL AND THE NOMINEES.

IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE.

The undersigned Stockholder(s) hereby vote(s) as indicated all of the Shares which he/she/it owned of record at the close of business on March 28, 2005, or as authorized pursuant to a proxy or proxies for such stockholder(s).

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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AMERIGROUP Corporation

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned does hereby appoint E. Paul Dunn, Jr., and Stanley F. Baldwin, Esq., each of them, the true and lawful attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote all common shares of the undersigned in AMERIGROUP Corporation at the Annual Meeting of Stockholders to be held on May 11, 2005 at 10:00 a.m. Eastern Time in the lobby of the AMERIGROUP National Support Center, 5832 Midtowne Way, Virginia Beach, Virginia 23464, and at any adjournment thereof, upon all matters described in the Proxy Statement furnished herewith, subject to any directions indicated on the reverse side of this proxy. This proxy revokes all prior proxies given by the undersigned.

(Continued and to be signed on the reverse side)

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